                     [STREETTRACKS LOGO]INDEX SHARES FUNDS
                   streetTRACKS(R) DOW JONES STOXX 50(R) FUND
                streetTRACKS(R) DOW JONES EURO STOXX 50(R) FUND
                                   PROSPECTUS

                                JANUARY 27, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

streetTRACKS(R) Index Shares Funds........................           1
Who Should Invest?........................................           1
Principal Strategies of the Funds.........................           2
  streetTRACKS(R) Dow Jones STOXX 50(R) Fund..............           3
  streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund.........           3
Principal Risks...........................................           4
Performance Bar Charts and Tables.........................           7
Fees and Expenses.........................................           9
  Example.................................................          10
Index Descriptions........................................          11
Additional Investment Strategies, Risks and Other
  Considerations..........................................          11
  Additional Investment Strategies........................          11
  Additional Risks........................................          12
Management................................................          14
Index Licenses/Disclaimers................................          16
Determination of Net Asset Value..........................          17
Buying and Selling the Funds..............................          18
Purchase and Redemption of Creation Units.................          19
Distributions.............................................          22
Portfolio Holdings........................................          22
Tax Matters...............................................          22
General Information.......................................          25
Financial Highlights......................................          26
Additional Information Concerning the Funds...............          28
Where to Learn More About the Funds.......................  Back cover

                       STREETTRACKS(R) INDEX SHARES FUNDS

     streetTRACKS(R) Index Shares Funds (the "Trust") is an "index fund" consisting of two separate investment portfolios, the streetTRACKS(R) Dow Jones STOXX 50(R) Fund and the streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund, are offered by this Prospectus (hereinafter each referred to as a "Fund" and collectively, the "Funds").

     The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the total return performance of a market index (each, an "Index"). SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") will be listed on the New York Stock Exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit," principally in-kind for securities included in the relevant Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the Index. Each Fund may be suitable for long-term investment in the market or sector represented in the Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Fund's Shares have been designed to be tradable in a secondary market on the Exchange on an intraday basis and to be created and redeemed principally in kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of a Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                       PRINCIPAL STRATEGIES OF THE FUNDS

     Each Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the total return performance of its respective benchmark index. The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

     Each Fund generally will invest in all of the stocks comprising its benchmark index in proportion to the weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in an index in those weightings. In those circumstances, a Fund may purchase a sample of the stocks in its index in proportions expected by the Adviser to replicate generally the performance of the index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in an index, purchase (or sell) securities not in the relevant index which the Adviser believes are appropriate to substitute for one or more index components, or utilize various combinations of other available investment techniques, in seeking to track accurately the index. In addition, from time to time stocks are added to or removed from an index. A Fund may sell stocks that are represented in its index, or purchase stocks that are not yet represented in its index, in anticipation of their removal from or addition to the index.

     Each Fund will normally invest at least 90% of its total assets in stocks that comprise its benchmark index. Each Fund has adopted a policy that requires each Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or its underlying Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees will not change a Fund's investment objective without shareholder approval.
---------------

* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

    THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                            STRATEGIES OF EACH FUND.

                   streetTRACKS(R) DOW JONES STOXX 50(R) FUND
                                 (SYMBOL: FEU)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the Dow Jones STOXX 50(R) Index ("Dow Jones STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the performance of the Dow Jones STOXX 50(R) Index. The Dow Jones STOXX 50(R) Index is a pan-European index that represents the performance of some of the largest companies, across all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The 50 companies in the Dow Jones STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones STOXX 50(R) Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Dow Jones STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones STOXX 50(R) Index.

     The Fund is subject to the follow risks, as described under "Principal Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN RISK; NON-DIVERSIFIED RISK; and CONCENTRATION RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                streetTRACKS(R) DOW JONES EURO STOXX 50(R) FUND
                                 (SYMBOL: FEZ)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the Dow Jones EURO STOXX 50(R) Index ("Dow Jones EURO STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the performance of the Dow Jones EURO STOXX 50(R) Index. The Dow Jones EURO STOXX 50(R) Index represents the performance of some of the largest companies across all components of the 18 Dow Jones EURO STOXX(R) Supersector indexes. The 50 companies in the Dow Jones EURO STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones EURO STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones EURO STOXX 50(R) Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Dow Jones EURO STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones EURO STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones EURO STOXX 50(R) Index.

     The Fund is subject to the follow risks, as described under "Principal Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN RISK; NON-DIVERSIFIED RISK; and CONCENTRATION RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                                PRINCIPAL RISKS

     INDEX AND EQUITY RISK: Unlike many investment companies, the Fund is not actively "managed." Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the relevant Index. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

     INDEX TRACKING RISK: The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or futures or other derivative positions its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index.

     FOREIGN RISK: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. The Fund's net asset value is determined on the basis of US dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into US dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the US dollar even if the local currency value of the Fund's holdings goes up.

     Foreign Securities. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

     NON-DIVERSIFIED RISK: The Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on the Fund's share price. The Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund.

     CONCENTRATION RISK: The Fund's assets may be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVE. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  PERFORMANCE

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing the Funds' performance to a broad measure of market performance. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   STREETTRACKS(R) DOW JONES STOXX 50(R) FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 2003                                                           35.52
Calendar Year End 2004                                                           15.25
Calendar Year End 2005                                                            7.39

     This bar chart shows the performance of the Fund's shares for the three full calendar years since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2005), the highest quarterly return for the Fund was 21.53% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -9.21% for the quarter ended March 31, 2003.

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                           ONE       SINCE
(FOR PERIODS ENDING DECEMBER 31, 2005)               YEAR    INCEPTION(1)
-----------------------------------------------------------------------------
  Return Before Taxes                                7.39%      17.67%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions                7.08%      17.43%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
     Creation Units                                  5.63%      15.52%
-----------------------------------------------------------------------------
  Dow Jones STOXX 50(R) Index (reflects no
     deductions for fees, expenses or taxes) (USD)   7.75%      17.95%
-----------------------------------------------------------------------------

(1)  Investment operations commenced on October 15, 2002.

                STREETTRACKS(R) DOW JONES EURO STOXX 50(R) FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 2003                                                           41.72
Calendar Year End 2004                                                           18.01
Calendar Year End 2005                                                            7.67

     This bar chart shows the performance of the Fund's shares for the three full calendar years since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2005), the highest quarterly return for the Fund was 27.45% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -11.25% for the quarter ended March 31, 2003.

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                           ONE       SINCE
(FOR PERIODS ENDING DECEMBER 31, 2005)               YEAR    INCEPTION(1)
-----------------------------------------------------------------------------
  Return Before Taxes                                7.67%      21.35%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions                7.76%      21.14%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
     Creation Units                                  5.96%      18.77%
-----------------------------------------------------------------------------
  Dow Jones EURO STOXX 50(R) Index (reflects no
     deductions for fees, expenses or taxes) (USD)   7.87%      21.38%
-----------------------------------------------------------------------------

(1)  Investment operations commenced on October 15, 2002.

                               FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                             DOW JONES
                                               STOXX     DOW JONES EURO
                                               50(R)      STOXX 50(R)
                                              FUND(4)       FUND(4)
                                             ---------   --------------
SHAREHOLDER FEES
(fees paid directly from your investment,
but see "Creation and Redemption of
Creation Units" for a discussion of
Creation and Redemption Transaction
Fees)......................................    0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's
assets)(2)
  Management Fees..........................    0.29%         0.29%
  Distribution and Services (12b-1) Fees...     None          None
  Other Expenses(3)........................    0.03%         0.03%
                                               -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES.......    0.32%         0.32%
                                               =====         =====

---------------
(1) You will incur customary brokerage commissions when buying and selling shares of the Fund.

(2)  Expressed as a percentage of average daily net assets.

(3) The Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Fund, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

                                    EXAMPLE

     Each Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

                                   1       3       5      10
                                  YEAR   YEARS   YEARS   YEARS
                                  ----   -----   -----   -----
                                  ($)     ($)     ($)     ($)
Dow Jones STOXX 50(R) Fund......   33     103     180     406
Dow Jones EURO STOXX 50(R)
  Fund..........................   33     103     180     406

                               INDEX DESCRIPTIONS

     THE DOW JONES STOXX 50(R) INDEX. The Dow Jones STOXX(R) 600 TMI Supersector Indexes are subsets of the pan-European Dow Jones STOXX(R) Total Market Index and contain 600 of the largest stocks traded on the major exchanges in Europe. Countries covered in the Dow Jones STOXX 50(R) Index currently include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the pan-European Dow Jones STOXX(R) Total Market Index. The Dow Jones STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in Europe. As of December 31, 2005, the market capitalization of the smallest company included in the Dow Jones STOXX 50(R) Index was approximately $21.8 billion.

     THE DOW JONES EURO STOXX 50(R) INDEX. The Dow Jones EURO STOXX(R) TMI Supersector Indexes represent the Eurozone portion of the Dow Jones EURO STOXX(SM) Total Market Index. Countries covered in the Dow Jones EURO STOXX 50(R) Index currently include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. The Dow Jones EURO STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the Dow Jones EURO STOXX(R) Total Market Index. The Dow Jones EURO STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. As of December 31, 2005, the market capitalization of the smallest company included in the Dow Jones EURO STOXX 50(R) Index was approximately $11.6 billion.

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940 (the "1940 Act")), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days for additions and deletions to the Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in each Fund's net asset value and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received from the Securities and Exchange Commission ("SEC") an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of Shares. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange, is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Funds. The Adviser, parts of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2005 the Adviser managed approximately $96.7 billion in assets. As of December 31, 2005, SSgA managed approximately $1.4 trillion in assets, including approximately $578 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser annual fees based on a percentage of each Fund's average daily net assets as set forth below.

Dow Jones STOXX 50(R) Fund..............................  0.29%
Dow Jones EURO STOXX 50(R) Fund.........................  0.29%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses. A discussion regarding the basis for the Board of Trustee's approval of the investment advisory agreements for the Funds is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2005.

     Portfolio Managers. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals involved in the day-to-day portfolio management for the Funds include Lynn Blake and John Tucker.

     Ms. Blake, CFA, is a Principal of SSgA and the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received an MBA in Finance from Northeastern University and a BS from the School of Management at Boston College. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Principal of SSgA and the Adviser. He joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. UBS Securities LLC acts as the securities lending agent for each Fund. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned. In the future, subject to approval by the Trust's Board of Trustees, State Street may act as securities lending agent for the Funds. State Street is an affiliate of the Adviser.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                                 INDEX LICENSES

     Dow Jones STOXX(R) Indexes. STOXX Limited publishes the Dow Jones STOXX(R) indexes. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999. STOXX Limited was founded in 1997 as a joint venture among Deutsche Boerse AG, Dow Jones & Company, Inc. ("Dow Jones"), Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) are service marks of Dow Jones and STOXX Limited.

                                  DISCLAIMERS

     The streetTRACKS(R) Dow Jones STOXX 50(R) Fund and the streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund are not sponsored, endorsed, sold or promoted by STOXX Limited ("STOXX") or Dow Jones. Neither STOXX nor Dow Jones makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. STOXX's and Dow Jones' only relationship to the Adviser and the Funds is the licensing of certain trademarks and trade names of Dow Jones STOXX 50(R) and the Dow Jones EURO STOXX 50(R) which are determined, composed and calculated by STOXX without regard to the Adviser or the Funds. STOXX and Dow Jones have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index. Neither STOXX nor Dow Jones is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination of calculation of the equation by which the Funds are to be converted into cash. Neither STOXX nor Dow Jones will have any obligation or liability in connection with the administration, marketing or trading of the Funds.

     Neither STOXX nor Dow Jones guarantees the accuracy and/or the completeness of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither STOXX nor Dow Jones shall have any liability for any errors, omissions, or interruptions therein. Neither STOXX nor Dow Jones makes any warranty, express or implied, as to results to be obtained by the Adviser, owners of the Funds, or any other person or entity from the use of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein. Neither STOXX nor Dow Jones makes any express or implied warranties, and STOXX and Dow Jones expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index and any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones or STOXX have any liability for any damages arising out of or related to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or the Funds including, without limitation, indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Adviser other than as described herein.

     Neither the Adviser nor any of its affiliates, guarantees the accuracy and/or the completeness of either the Dow Jones STOXX 50(R) Index or the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither the Adviser, nor any of its affiliates, shall have liability for any errors, omissions, or interruptions therein.

     The Adviser makes no warranty, express or implied, as to results to be obtained by a Fund, owners of Shares of a Fund, or any other person or entity from the use of the Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     Dow Jones STOXX(R), Dow Jones EURO STOXX(R), Dow Jones STOXX 50(R), Dow Jones EURO STOXX 50(R), Dow Jones STOXX(R) 600, Dow Jones EURO STOXX(R) 600 and Dow Jones STOXX(R) Total Market Index are service marks of Dow Jones & Company, Inc. and STOXX Limited.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., New York time).

     The value of each Fund's portfolio securities is based on the securities' last sale price on the market where it is primarily traded when available. If a security's market price is not readily available, the security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. The procedures require the Funds' Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares. Consistent with the manner which the Funds' underlying Indexes are valued, portfolio securities are not generally fair valued solely on the basis of movements in the U.S. markets subsequent to the close of trading on the relevant foreign market.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to each Fund. The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. The IOPV is the approximate value of Shares of each Fund. This should not be viewed as a "real-time" update of the net asset value per Share of a Fund, which is calculated only once a day. Bloomberg, L.P. will calculate the IOPV for each Fund. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units (50,000 Shares per Creation Unit) at their respective net asset values on a continuous basis only on a day the NYSE is open for business. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Funds' portfolio, plus a small amount of cash, and the Funds' shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Investors such as market-makers, large investors and institutions who wish to deal in Creation Units directly with a Fund, must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Creation. In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's benchmark index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the New York Stock Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units ("Authorized Participant"). All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 11:00 a.m. New York time. A custom order may be placed by an Authorized Participant in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     A fixed Creation Transaction Fee of $1,500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may apply to the extent that cash is used in lieu of securities to purchase Creation Units. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the fees described above and, if applicable, any transfer taxes. From time to time, any Fund may waive all or a portion of the applicable creation fee.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 125% of the market value of the missing Deposit Securities. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Funds' custodian makes available immediately prior to the opening of business each day of the New York Stock Exchange, through the facilities of the NSCC, the list of the names and the number of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder. For more detail, see "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. New York time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 11:00 a.m., New York time.

     A fixed Redemption Transaction Fee of $1,500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. To the extent that redemptions are for cash, an additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information. From time to time, any Fund may waive all or a portion of the applicable redemption fee.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units.

     Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Since more than 50% of any Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

     If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     By law, your Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Funds are issued by the Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has requested exemptive relief from Section 12(d)(1). If the relief is granted, registered investment companies will be permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions which will be set forth in an exemptive order issued to the Trust by the SEC, including that such investment companies enter into an agreement with the Funds.

     From time to time, a Fund may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund. For a more detailed description of how the Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.

     Clifford Chance US LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     This information in the financial highlights forming part of the financial statements of each Fund, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' Annual report to Shareholders. Annual Reports may be obtained without charge by calling 1-866-S-TRACKS.

     Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                     DOW JONES STOXX 50(R) FUND            DOW JONES EURO STOXX 50(R) FUND
                               --------------------------------------   --------------------------------------
                                FOR THE      FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                               YEAR ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                               SEPT. 30,    SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,
                                  2005        2004+         2003*          2005        2004+         2003*
                               ----------   ----------   ------------   ----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................   $ 33.20      $ 27.89        $25.34(4)    $  33.94     $ 27.97       $ 24.35(4)
                                -------      -------        ------       --------     -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income........      1.01         0.99          1.20           0.94        0.64          0.97
Net realized and unrealized
 gain........................      6.10         5.16          2.50           7.39        6.14          3.59
                                -------      -------        ------       --------     -------       -------
Total from investment
 operations..................      7.11         6.15          3.70           8.33        6.78          4.56
                                -------      -------        ------       --------     -------       -------
Undistributed net investment
 income included in price of
 units issued and redeemed...      0.00(5)      0.01         (0.49)          0.02        0.01         (0.30)
                                -------      -------        ------       --------     -------       -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income........     (1.00)       (0.85)        (0.66)         (0.98)      (0.82)        (0.64)
                                -------      -------        ------       --------     -------       -------
NET ASSET VALUE, END OF
 PERIOD......................   $ 39.31      $ 33.20        $27.89       $  41.31     $ 33.94       $ 27.97
                                =======      =======        ======       ========     =======       =======
TOTAL RETURN(1)..............     21.60%       22.13%        12.79%         24.82%      24.21%        17.46%
Net assets, end of period (in
 000's)......................   $31,447      $24,896        $8,421       $179,688     $93,325       $85,366
Ratio of expenses to average
 net assets..................      0.32%        0.33%         0.35%          0.32%       0.33%         0.35%(2)
Ratio of net investment
 income to average net
 assets......................      2.75%        2.98%         2.96%(2)       2.79%       1.92%         2.78%(2)
Portfolio turnover rate(3)...         9%           7%            6%            15%         11%            6%

---------------

 * For the period October 15, 2002 (commencement of operations) through September 30, 2003.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2) Annualized

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(4) The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective October 15, 2002, in order to adjust the net asset value per share of each Fund to be approximately 1/100th of the value of its respective Index. The ratio of the reverse stock split for the Dow Jones STOXX 50(R) Fund and the Dow Jones EURO STOXX 50(R) Fund was 1:2.536 and 1:2.444, respectively.

(5) Amount is less than $0.005 per share

 + Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global
   Asset Management (US) Inc. as the Fund's Adviser.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the closing bid/ask midpoint price for each Fund was at a discount or premium to the daily net asset value (NAV); and (ii) compare each Fund's total return at NAV with the total return based on market price and its benchmark index.

     The discount or premium is the percentage difference between the NAV and the closing bid/ask midpoint price of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV.

                           DOW JONES STOXX 50(R) FUND

                                          FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING BID/ASK MIDPOINT PRICE VS. NAV
                                                      AS OF DECEMBER 31, 2005
                                --------------------------------------------------------------------
                                 CLOSING BID/ASK MIDPOINT PRICE      CLOSING BID/ASK MIDPOINT PRICE
                                      ABOVE NAV (PREMIUM)                 BELOW NAV (DISCOUNT)
                                --------------------------------    --------------------------------
                                 >0.50%      >1.00%      >2.00%     <-0.50%     <-1.00%     <-2.00%
                                --------    --------    --------    --------    --------    --------
Quarter Ending: 12/31/05....        9           2           0          3           2           2
(61 Trading Days)
Quarter Ending: 9/30/05.....       11           2           0          0           2           3
(64 Trading Days)
Quarter Ending: 6/30/05.....       14           9           1          4           2           0
(64 Trading Days)
Quarter Ending: 3/31/05.....        4           0           0          5           3           6
(63 Trading Days)

                                 CUMULATIVE TOTAL RETURN     AVERAGE ANNUAL TOTAL RETURN
                               ---------------------------   ---------------------------
                                                    INDEX                         INDEX
                               NET ASSET   MARKET   VALUE    NET ASSET   MARKET   VALUE
                                 VALUE     VALUE    (USD)      VALUE     VALUE    (USD)
                               ---------   ------   ------   ---------   ------   ------
One Year ended 12/31/05.....     7.39%      7.69%    7.75%     7.39%      7.69%    7.75%
                                ------     ------   ------    ------     ------   ------
Since Inception(1)..........    68.86%     64.67%   69.88%    17.82%     16.90%   18.03%
                                ------     ------   ------    ------     ------   ------

---------------
(1) Since Inception returns are calculated as of commencement of trading on October 21, 2002. The price used to calculate market returns is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated.

                        DOW JONES EURO STOXX 50(R) FUND

                                          FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING BID/ASK MIDPOINT PRICE VS. NAV
                                                      AS OF DECEMBER 31, 2005
                                --------------------------------------------------------------------
                                 CLOSING BID/ASK MIDPOINT PRICE      CLOSING BID/ASK MIDPOINT PRICE
                                      ABOVE NAV (PREMIUM)                 BELOW NAV (DISCOUNT)
                                --------------------------------    --------------------------------
                                 >0.50%      >1.00%      >2.00%     <-0.50%     <-1.00%     <-2.00%
                                --------    --------    --------    --------    --------    --------
Quarter Ending: 12/31/05....        6           3           0           8          4           5
(61 Trading Days)
Quarter Ending: 9/30/05.....        7           2           0           6          1           4
(64 Trading Days)
Quarter Ending: 6/30/05.....        6           1           0          10          4           0
(64 Trading Days)
Quarter Ending: 3/31/05.....       13           4           0           4          8           1
(63 Trading Days)

                                 CUMULATIVE TOTAL RETURN     AVERAGE ANNUAL TOTAL RETURN
                               ---------------------------   ---------------------------
                                                    INDEX                         INDEX
                               NET ASSET   MARKET   VALUE    NET ASSET   MARKET   VALUE
                                 VALUE     VALUE    (USD)      VALUE     VALUE    (USD)
                               ---------   ------   ------   ---------   ------   ------
One Year ended 12/31/05.....     7.67%      8.34%    7.87%     7.67%      8.34%    7.87%
                                ------     ------   ------    ------     ------   ------
Since Inception(1)..........    82.84%     79.33%   82.80%    20.79%     20.06%   20.78%
                                ------     ------   ------    ------     ------   ------

---------------
(1) Since Inception returns are calculated as of commencement of trading on October 21, 2002. The price used to calculate market returns is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated.

                      WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information (dated January 27, 2006) and the annual and semi-annual reports to shareholders, each of which will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The Statement of Additional information and the financial statements included in the Trust's most recent annual report to shareholders for the fiscal year ended September 30, 2005 is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.streetTRACKS.com, or by calling the following number:

                      INVESTOR INFORMATION: 1-866-S-TRACKS

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, N.E., Washington D.C. 20549) or on the EDGAR Database on the SECs website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         The Trust's Investment Company Act Number is 811-21145.